Filed pursuant to Rule 497(e)

Registration No. 333-84788

BLDRS INDEX FUNDS TRUST

SUPPLEMENT DATED November 2, 2015 TO THE PROSPECTUS

DATED January 31, 2015

On October 30, 2015, Invesco PowerShares Capital Management LLC, the sponsor of the the BLDRS Index Funds Trust  (the “Trust”), notified ALPS Distributors Inc. (“ALPS”) that ALPS’ contract as distributor of the Trust will terminate effective on or about January 2, 2016.

Effective January 2, 2016 Invesco Distributors Inc. located at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173 will replace ALPS as the Trust’s new distributor.

As a result of this change, effective January 2, 2016, the Prospectus is revised as follows:

•                  All references to ALPS Distributors, Inc., are changed to Invesco Distributors Inc.

•                  On page 102 of the Prospectus, the second paragraph under the caption “Additional Information”,  is changed to the following:

Shareholder inquiries may be directed to the Funds in writing c/o Invesco Distributors Inc. at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173

Please Retain This Supplement For Future Reference.